Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Community Health Systems, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, W. Larry Cash, President of Financial Services and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ W. Larry Cash
W. Larry Cash
President of Financial Services, Chief Financial
Officer and Director

February 25, 2015